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                                                                      EXHIBIT 99



                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


        The undersigned officers, Wayne M. Fortun, Chief Executive Officer of Hutchinson Technology Incorporated, a Minnesota corporation (the "Company"), and John A. Ingleman, Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (i) the Annual Report on Form 10-K of the Company for the annual period ended September 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

               (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  December 17, 2002                /s/ Wayne M. Fortun
                                        ----------------------------------------
                                        Wayne M. Fortun
                                        Chief Executive Officer



Date:  December 17, 2002                /s/ John A. Ingleman
                                        ----------------------------------------
                                        John A. Ingleman
                                        Chief Financial Officer